THIS LEASE, dated the 21st day of March, 2000 between Haas Laser Technologies, Inc., 37 Ironia Rd., Flanders, .J. 07836, hereinafter referred to as the Landlord, and R-Tec Technologies, Inc., 37 Ironia Rd., Flanders, N.J. 07836, hereinafter referred to as the Tenant,

WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the Township of Mt. Olive, County of Morris and State of New Jersey Portion of premises as indicated by the highlighted area in the floor plan attached to this lease and marked as "Exhibit A", containing a gross floor space of 1930 square feet located at 37 Ironia Road, Flanders, New Jersey, 07836.

     The term of this demise shall be for Two (2) years, with option at the end of lease beginning March 21, 2000 and ending March 20, 2002.

     The rent for the demised term shall be Fifty two thousand one hundred and ten and 00/100 dollars ($52,110.00).

     The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof, in installments as follows:

$2,171.25/month during the term at the office of Haas Laser Technologies, Inc., or as may be otherwise directed by the Landlord in writing.

               THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:


     First.-The Landlord covenants that the Tenant, on paying the said rental and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

     Second.-The Tenant covenants and agrees to use the demised premises as a Office space. Tenant represents that it's Standard Industrial Classification Code (S.I.C.) is ________, and that its principal business is office and product testing.

and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.

     Third.-The Tenant shall, without any previous demand therefor, pay to the Landlord, or its agent, the said rent at the times and in the manner above provided. In the event of the non-payment of said rent, or any installment thereof, at the times and in the manner above provided, and if the same shall remain in default for ten days after becoming due, or if the Tenant shall be dispossessed for non-payment of rent, or if the leased premises shall be deserted or vacated, the Landlord or its agents shall have the right to and may enter the said premises as the agent of the Tenant, either by force or otherwise, without being liable for any prosecution or damages therefor, and may relet the premises as the agent of the Tenant, and receive the rent therefor, upon such terms as shall be satisfactory to the Landlord, and all rights of the Tenant to repossess the premises under this lease shall be forfeited. Such re-entry by the Landlord shall not operate to release the Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this lease. For the purpose of reletting, the Landlord shall be authorized to make such repairs or alterations in or to the leased premises as may be necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the cost of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures, or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the landlord in enforcing any of the obligations under this lease.

     Fourth.-The Tenant shall not sub-let the demised premises nor any portion thereof, nor shall this lease be assigned by the Tenant without the prior written consent of the Landlord endorsed hereon.

     Fifth.-The Tenant has examined the demised premises, and accepts them in their present condition (except as otherwise expressly provided herein) and without any representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The Tenant shall keep the demised premises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. The Tenant shall not make any alternations, additions, or improvements to said premises without the prior written consent of the Landlord. All erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of this Lease, without compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and satisfactory condition and free from trash, inflammable material and other objectionable matter. If this lease covers premiums, all or part of which are on the ground floor, the Tenant further agrees to keep the sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and ice.

     Sixth.-In the event that any mechanics' lien is filed against the premises as a result of alterations, additions or improvements made by the Tenant, the Landlord, at its option , after thirty days notice to the Tenant, may terminate this Lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

     Seventh.-The Tenant agrees to replace at the Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.

     Eighth-The Landlord shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the demised premises by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises.

     Ninth-Utilities and services furnished to the demised premises for the benefit of the Tenant shall be provided and paid for as follows: water by the Landlord; gas by the Tenant; electricity by the Tenant; heat by the Tenant; refrigeration by the Tenant; hot water by the Landlord.

     The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

     Tenth-The Landlord, or its agents, shall have the right to enter the demised premises at reasonable hours in the day or night to examine the same or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereof.

     Eleventh-In the event of the destruction of the demised premises of the building containing the said premises by fire, explosion, the elements or otherwise during the term hereby granted, or previous thereto, or such partial destruction thereof as to render the premises wholly untentable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby granted shall, at the option of the Landlord, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and repossess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untentable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untentable and null for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the landlord in case of fire or other damage to the premises.

     Twelfth-The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County and Municipal authorities applicable to the business to be conducted by the Tenant in the demised premises. The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, of which will obstruct or interfere with the right of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof, in the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

     Thirteenth-No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

     Fourteenth-This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part, the Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

     Fifteenth-In the event of the sale by the Landlord of the demised premises, or the property of which said premises are a part, the Landlord or the purchaser may terminate this lease on the thirtieth day of April in any year upon giving the Tenant notice of such termination prior to the first day of January in the same year.

     Sixteenth-The rules and regulations regarding the demised premises, affixed to this lease, if any, as well as any other and further reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

     Seventeenth-In case of violation by the Tenant of any of the covenants, agreements, and conditions of this lease, or of the rules and regulations now or hereafter to be reasonably established by the Landlord, and upon failure to discontinue such violation within ten days after notice thereof given to the Tenant, this lease shall thenceforth, at the option of the Landlord, become null and void, and the Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.

    Eighteenth.-All notices and demands, legal or otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

    Nineteenth.-It is further agreed that if at any time during the term of this lease the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant, then the landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect severed upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representative.

    Twentieth.-In the event that the Tenant shall remain in the demised premises after the expiration of the term of this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his terms, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect at its option, to construe such holding over on a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

    Twenty-first.-If the property or any part thereof wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

     Twenty-second.-The Tenant has this day deposited with the Landlord the sum of $4,342.50 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this Lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

     Twenty-third.-Any dispute arising under this Lease shall be settled by arbitration. The Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

    Twenty-fourth.-No rights are to be conferred upon the Tenant until this lease has been signed by the Landlord, and an executed copy of the lease has been delivered to the Tenant.

     Twenty-fifth.-The foregoing rights and remedies are not intended to be exclusive but as additional to all rights and remedies the Landlord would otherwise have by law.

    Twenty-sixth.-All of the terms, covenants and conditions of this lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

    Twenty-seventh.-This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected , impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the national Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the way.

     Twenty-eight.-This instrument may not be changed orally.

         IN WITNESS WHEREOF, the said parties have hereunto set their hands and seals the day and year first above written.

Witness                                   Haas Laser Technologies, Inc. (SEAL)
                                                       Landlord
/s/
---------------------------------         R. Tec Technologies, Inc.

/s/ Marc M. Scola,                        By: /s/ Philip Lacqua,Pres. (SEAL)
--------------------------------
Marc M. Scola, Vice President            --------------------------------------
                                         Philip Lacqua, President

                                    GUARANTY

     In consideration of the execution of the within lease by the Landlord, at the request of the undersigned and in reliance of this guaranty, the undersigned hereby guarantees unto the Landlord, its successors and assigns, the prompt payment of all rent and the performance of all of the terms, covenants and conditions provided in said lease, hereby waiving all notice of default, and consenting to any extensions of time or changes in the manner of payment or performance of any of the terms and conditions of the said lease the Landlord may grant the Tenant and further consenting to the assignment and the successive assignments of the said lease, and any indemnification thereof, including the sub-letting and changing of the use of the demised premises, all without notice to the undersigned. The undersigned agrees to pay the Landlord all expenses incurred in enforcing the obligations of the Tenant under the within lease and in enforcing this guaranty.

Witness:---------------------------              ------------------------(SEAL)
        ---------------------------              Philip Lacqua           (SEAL)
Date: ----------------------------               ------------------------------

                                      LEASE

                        ================================
                     Haas Laser Technologies, Inc., Landlord

                                       to

                        R-Tec Technologies, Inc., Tenant

                        ================================
                        Premises leased:

                     Approximately 1930 S.F. of office space

                                at 37 Ironia Rd.,

                              Flanders, N.J. 07836

                              From: March 21, 2000

                               To: March 20, 2002

                     ASSIGNMENT AND ACCEPTANCE OF ASSIGNMENT

     For value received the undersigned Tenant hereby assigns all of said Tenant's right, title and interest in and to the within lease from and after ________________ unto ______________ heirs, successors, and assigns, the demised premises to be used and occupied for ________________________________________________________ and for no other purpose, it being expressly agreed that this assignment shall not in any manner relieve the undersigned assignor from liability upon any of the covenants of this lease.

Witness: ----------------------          --------------------------------(SEAL)

Witness: ----------------------          --------------------------------(SEAL)

Date: -------------------------

     In consideration of the above assignment and the written consent of the Landlord thereto, the undersigned assignee, __________________________________ hereby assumes and agrees from and after _________________ to make all payments and to perform all covenants and conditions provided in the within lease by the Tenant therein to be made and performed.

Witness: --------------------              ------------------------------(SEAL)

Witness: --------------------              ------------------------------(SEAL)

Date: ----------------- -----

                              CONSENT TO ASSIGNMENT

    The undersigned Landlord hereby consents to the assignment of the within lease to _____________________________ on the express conditions that the original Tenant ________________________________, the assignor, herein, shall remain liable for the prompt payment of the rent and the performance of the covenants provided in the said lease by the Tenant to be made and performed, and that no further assignment of said lease or sub-letting of any part of the premises thereby demised shall be made without the prior written consent of the undersigned Landlord.

                                             ---------------------------------
                                                          Landlord

Date: ------------------                     By: -----------------------------

                                  LEASE BETWEEN

                          HAAS LASER TECHNOLOGIES, INC.
                                       AND

                            R-TEC TECHNOLOGIES, INC.

The following terms and conditions are incorporated as part of the attached lease between Haas Laser Technologies, Inc. and FLM Asset Brokerage Service. To the extent that the Terms of this addendum are in conflict with or inconsistent with the printed lease, the terms of the addendum shall control.

1: During the term of this lease, the tenant shall maintain General Public Liability Insurance insuring the interests of the Tenant and the Landlord as an additional party insured with respect to claims in or about the leased premises and property in amounts of not less than one million and 00/100 ($1,000,000.00) dollars combined single limit bodily injury and property damage, including fire legal liability. If the General Public Liability Insurance carrier shall for any reason cancel any contract of insurance covering property damage, bodily injury, or fire legal liability, the tenant will immediately notify the Landlord of such effect. Tenant shall furnish to Landlord a certificate of such liability insurance and renewal certificates.

         It is expressly understood and agreed that all policies of insurance shall contain a clause that the same shall not be canceled except on ten (10) days written notice to any and all parties in interest, of such an endorsement is available.

         In the event the rate of fire insurance carried by the Landlord shall be increased because of any change in occupancy or use of leased premises by the tenant then such increase in cost of fire insurance shall be paid by Tenant to Landlord after notice and demand in writing within ten (10) days of such notice.

2. Tenant expressly covenants and agrees to fully comply with the provisions of the New Jersey Environmental Clean Up Responsibility Act (N.J.S.A. 13: 1K-6, Et. Seq.) hereinafter referred to as "ECRA", and all regulations promulgated thereto prior to the termination of the lease, or at any time that any action of the Tenant triggers the applicability of ECRA. In particular, the Tenant agrees that it shall comply with the provisions of ECRA in the event of any "Closing, Terminating or Transferring" of Tenant's operations, as defined by and in accordance with the regulations, which have been promulgated pursuant to ECRA. In the event evidence of such compliance is not delivered to the Landlord prior to surrender of the leased premises by the Tenant to the Landlord, it is understood and agreed that the Tenant shall be liable to pay to the Landlord an amount equal to two times the base rent then in effect. Together with all applicable additional rent from the date of such surrender until such time as evidence of compliance with ECRA has been delivered to the Landlord, and together with any costs and expenses incurred by landlord in enforcing Tenant's obligations under this paragraph, evidence of compliance, as used herein, shall mean a "Letter of Non-Applicability" issued by the New Jersey Department of Environmental Protection ("NJDEP"). An approved "Negative Declaration" or Completion of a clean-up plan approved by NJDEP. Evidence of compliance shall be delivered to the Landlord, together with copies of all submissions made to the NJDEP, including all environmental reports, test results and other supporting documentation. In addition to the above, Tenant agrees that it shall cooperate with Landlord in the event ECRA is applicable to any portion of the property of which the leased premises are a part. In such case, Tenant agrees that it shall fully cooperate with Landlord in connection with any information or documentation, which may be requested by the NJDEP. In the event that a cleanup of the property is required in connection with the conduct by Tenant of its business at the leased premises, Tenant expressly covenants and agrees that it shall be responsible for that portion of the cleanup which is attributable to the Tenant's operation. Tenant hereby represents and warrants that it's standard industrial classification No. is ________, and that Tenant shall not generate, manufacture, refine, transport, treat, store, handle or dispose of "hazardous substances" as the same are defined under ECRA and the regulations promulgated pursuant thereto, except in strict compliance with all governmental rule, regulations and procedures. Tenant hereby agrees that it shall promptly inform Landlord of any change in its SIC number or the nature of the business to be conducted in the leased premises. The within covenants shall survive the expiration or earlier termination of the lease term.

3. Payment of rent, common charges, maintenance charges and electricity usage charges shall be due and payable on the first of each month. Any payments received after the fifth of the month shall be subject to a 5% late fee on all monies due.

4. Non-Disturbance: Tenant covenant and agrees that the noise and odor from its operations will not, at any time during the term of the lease exceed reasonable levels, so as to disturb other tenants in the building.

5. Provided that the Tenant is not then in default, the Tenant is granted an option to renew this lease for one two (2) year term by providing written notice to the Landlord no alter than two (2) months prior to the termination of the lease.

                                            Haas Laser Technologies, Inc.
                                                    Landlord
                                            By: /s/_____________________

                                            R-Tec Technologies, Inc.
                                                     Tenant

                                            By: /s/ Philip Lacqua, President
                                            --------------------------------
                                            Philip Lacqua, President